UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 9, 2013

Foundation Medicine, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36086	27-1316416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Kendall Square, Suite B3501 Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 418-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On October 9, 2013, Foundation Medicine, Inc. (the “Company”) executed a Lease Termination Agreement (the “Agreement”) with RB Kendall Fee, LLC (the “Landlord”) relating to the Indenture of Lease, dated July 13, 2010, between the Company and Landlord (the “Lease”) for the Company’s current headquarters located at Building 300, One Kendall Square, Cambridge, Massachusetts (the “Premises”). Following delivery of the Agreement, on October 9, 2013, the Landlord delivered a lease termination notice to the Company in accordance with the terms of the Agreement. Under the terms of the Agreement, the Lease will terminate on the earlier of the date the Company surrenders the Premises in accordance with the terms of the Lease (the “Surrender Date”) and November 30, 2013 (whichever date is earlier, the “Lease Termination Effective Date”).

In September and October of this year, the Company relocated its laboratory and other operations to 150 Second Street, Cambridge, Massachusetts, which will become the Company’s new headquarters.

The Company will pay rent, operating expenses and all other charges due under the Lease in accordance with the terms of the Lease for the Premises until the Surrender Date, and if the Surrender Date occurs after October 31, 2013, the Company will pay 200% of the amount of rent from November 1, 2013 to the Surrender Date. In addition, in exchange for terminating the Lease, the Company will pay the Landlord (1) a payment equal to two additional months of rent, operating expenses and all other charges due under the Lease and (2) reimbursement of a portion of the brokerage commissions incurred by the Landlord in leasing the Premises to a new tenant.

Following the Lease Termination Effective Date, the Company will have no further rights, titles or interests in or to the Premises pursuant to the Lease, and shall have no obligations to pay rent and operating expenses to the Landlord for the Premises except as set forth above.

The foregoing description of the Agreement and the Lease is qualified by reference to the Agreement, a complete copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference, and the Lease, a complete copy of which is filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333-190226).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease Termination Agreement, by and between the Company and RB Kendall Fee, LLC, dated October 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2013	FOUNDATION MEDICINE, INC.

	By:	/s/ Robert W. Hesslein
Robert W. Hesslein
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Termination Agreement, by and between the Company and RB Kendall Fee, LLC, dated October 9, 2013